                                                                Exhibit 10.11.01


               CHANGES AND/OR ADDITIONS TO THE EXHIBITS OF THE VPA
               ---------------------------------------------------


EXHIBIT A - PRODUCT AND PRICING SCHEDULE

The following product additions have been made to Group A:

     -   RailMill
     -   RailMill Options
     -   Arcadia
     -   Arcadia Interactive Analysis II Options

The following production addition has been made to Group B:

     -   AMPS

Replace Exhibit A, Product & Pricing Schedule, with the following two pages.

                                    EXHIBIT A

                          PRODUCT AND PRICING SCHEDULE


                                     GROUP A
                                     -------

              PRODUCTS                                 DESCRIPTION                  PRICE
---------------------------------------  --------------------------------------  ---------
PathMill                                 Static Timing Analysis                     [*]
TimeMill-AVO                             Dynamic, Event Driven Timing Simulator     [*]
PowerMill                                Dynamic, Event Driven Power Simulator      [*]

OPTIONS:

PM
PFX                                      Programming and Formatting Extension       [*]
DSX                                      Dynamic Simulation Extension               [*]

TM (ONLY)
BDC                                      Block Delay Calculator                     [*]

TM/PWR
MSX                                      Mixed Signal Extension                     [*]
BCX                                      BICMOS Extension                           [*]

RAILMILL                                 IC Reliability                             [*]

RAILMILL OPTIONS
CHV                                      Chip Viewer                                [*]
MSX                                      Mixed Signal Extension                     [*]
BCX                                      BICMOS Extension                           [*]

ARCADIA                                  R/C Extraction/Full Chip                   [*]
                                         Interactive Analysis II                    [*]

ARCADIA INTERACTIVE ANALYSIS II OPTIONS
C2X                                      Net by Net quasi 3D emp C                  [*]
BCX                                      BICMOS Extension                           [*]
RAPH                                     Raphael Interface                          [*]
LFDF                                     LEF/DEF Interface                          [*]

INTERFACES
Mentor                                   Falcon Framework Interface                 [*]
Powerview                                Powerview Interface                        [*]

TRANSLATORS
EDIF                                     EDIF Netlist Reader                        [*]
LSIM                                     LSIM Netlist Reader                        [*]
Verilog                                  Verilog Netlist Reader                     [*]
VCD                                      VCD Vector Reader                          [*]

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                                     GROUP B
                                     -------

AMPS          Perf./Power Optimizer                            [*]


                                     GROUP C
                                     -------

OEM PRODUCT:

Vertue        Co-Simulation                                    [*]
SimWave       Waveform display for viewing simulation vectors  [*]
VTRAN         Vector-Translator                                [*]
TurboWave     Waveform display for viewing simulation vectors  [*]
Rehosting     Configuration Change                             [*]

SUPPORT SERVICES
[*]  [*]
[*]  [*]
[*]
[*]  [*]
     [*]
[*]  [*]

See Exhibit C, Section IV for AMD Total Support Services Pricing Schedule

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
EXHIBIT C - PURCHASE AND ACQUISITION SCHEDULE


II.    PEAK DEMAND LICENSE REQUIREMENTS

Definition of Peak Demand License (PDL) Option:

Add the following paragraph after the second paragraph with:

"To further support AMD's design requirements and to establish a pattern of usage leading to purchase of the Software Options available for each of the EPIC Core Products, EPIC will provide a Peak Demand License (PDL) for each option of EPIC software at the rate [*]. These licenses will be charged at [*]. These licenses will be [*]. These licenses will expire no later than [*]."

1995 SOFTWARE PURCHASE FOR THE VPA

Replace the table title with "1996 SOFTWARE PURCHASE COMMITMENT FOR THE VPA WOULD BE AS FOLLOWS" with:

1996 SOFTWARE PURCHASE COMMITMENT FOR THE VPA WOULD BE AS FOLLOWS:

PRODUCT/OPTION  GROSS PRICE  DISCOUNT  NET PRICE
[*]                 [*]        [*]        [*]
[*]                 [*]        [*]        [*]
[*]                 [*]        [*]        [*]
[*]                 [*]        [*]        [*]
[*]                 [*]        [*]        [*]
[*]                 [*]        [*]        [*]



Purchase Total      [*]                   [*]

On or before [*], AMD shall submit to EPIC a purchase order in the total amount of [*] for these products: Arcadia Full Chip [*], Arcadia Interactive [*], RailMill [*], and PathMill [*]. Further AMD shall submit to EPIC additional purchase orders for delivery of additional products as follows:

PO Submittal Date  PO Amount  Products
-----------------  ---------  --------
[*]                [*]        [*]
[*]                [*]        [*]

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Thirty (30) days prior to any schedule shipment date, AMD may in its sole discretion, upon written notice to EPIC, reconfigure its order to ensure delivery of products which meet AMD's current requirements, provided the net purchase order amounts set forth herein are maintained. Delivery per EPIC normal delivery schedule.


IV.      AMD SUPPORT SERVICES PRICING SCHEDULE

The last sentence of the last paragraph is replaced with the following:

"The software product maintenance will be charged at a rate of [*] for all new purchases of EPIC written software after the initial order under the VPA with exception of the following products which will be charged at [*]: RailMill and RailMill Options, Arcadia, Arcadia Interactive Analysis II Options in Group A and AMPS in Group B. All OEM products contained in Group C will be charged at [*]."

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
EXHIBIT D - AMD TOTAL SUPPORT SERVICE PROGRAM


III      ON-SITE APPLICATIONS ENGINEERING SUPPORT

Replace with the following:

"EPIC will appoint an on-site Applications Engineer for both TX and CA locations. During 1996 both Applications Engineers will be on location at AMD[*] days each week. Duties of the AE are as follows:

[*]
[*]
[*]
[*]
[*]
[*]

IV       TRAINING

As a part of the Total Support Program, AMD will be entitled to [*] Training Credits for 1996. EPIC will provide monthly updates to AMD CTS Site Manager (or designee) according to published schedule.


V        ON-SITE METHODOLOGY CONSULTANT

Insert the following two sentences after the first sentence of Paragraph 1:

[*]

Replace the second paragraph with the following:

"The 1996 Support Program will include [*] weeks of the on-site consultant defined above."

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
EXHIBIT E - EPIC-AMD SINGAPORE PRICING


Add Exhibit E following Exhibit D. Exhibit E follows this page.

                                    EXHIBIT E

                           EPIC-AMD SINGAPORE PRICING


AMD has a design center located in Singapore and has a requirement for EPIC product and services at this design center and is desirous of obtaining a high caliber of support from EPIC.

EPIC utilizes a distributor in Singapore and has a resident application engineer who is an EPIC employee. AMD can buy EPIC Software products directly from this distributor.

This addendum covers the mechanism which will be used for AMD to acquire software and support from EPIC in a manner consistent with the objective of obtaining a high quality of support.

1. EPIC will honor the same [*] rates for software purchased in Singapore as are in effect for the U.S.: [*]. [*]. The list prices for Singapore will be [*] times the domestic list prices (Standard Singapore distributor list prices are [*] times domestic U.S. prices).

2. Maintenance will be charged at a rate of [*] of the AMD Singapore list price with the exception of the following which will be charged at [*]:
     RailMill, RailMill Options, Acadia, Arcadia Interactive Analysis II Options from Group A, and AMPS in Group B. All Group C products will be charged at [*].

3. On-site AE assistance, training and consulting as defined in the domestic VPA will be available to AMD Singapore at a rate of [*] times the domestic prices for use of local Singapore resources.

4. Support, flown from California to Singapore, will also be available at a rate of [*] times the domestic prices. In addition, AMD will cover the cost of reasonable travel and per diem.

5.   [*]

6. Requests for quotes for software and/or support services should be directed to EPIC's Asian Director located in Sunnyvale. All POs related to license, support and maintenance for Singapore should be directed to the EPIC Asian Sales Director. Currently, this individual is Andy Huang.

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
Both parties acknowledge that they have read this Addendum to the VPA, understand it, and agree to be bound by its Terms and Conditions.

EPIC DESIGN TECHNOLOGY, INC.                 ADVANCED MICRO DEVICES, INC.


/s/Tammy Liu                                 /s/ Pat Guerra
-----------------------------------          -----------------------------------
   Tammy Liu                                     Pat Guerra
-----------------------------------          -----------------------------------
CFO                                          Director, Corporate Procurement
-----------------------------------          -----------------------------------
Date:   5/09/96                              Date:
    -------------------------------              -------------------------------

                                 AMENDMENT NO. 2
                                     TO THE
                                       AMD
                            VOLUME PURCHASE AGREEMENT

                                    * * * * *


This Amendment No. 2 ("Amendment") by and between EPIC Design Technology, Inc. ("EPIC") and Advanced Micro Devices ("AMD") hereby amends the Volume Purchase Agreement, No. AMD9598 dated January 1, 1995. This Amendment is effective as of September 30, 1996 (the "Amendment Effective Date").

Therefore the parties hereby agree to amend the VPA as follows:


               CHANGES AND/OR ADDITIONS TO THE EXHIBITS OF THE VPA

EXHIBIT A - PRODUCT AND PRICING SCHEDULE

The following product additions have been made to Group A:

     -   PathMill Option SFX
     -   PathMill Option PMGA
     -   PowerMill Option PWGA
     -   RailMill Option SNX

Replace Exhibit A, Product & Pricing Schedule, with the following two pages.

                                    EXHIBIT A

                          PRODUCT AND PRICING SCHEDULE

                                     GROUP A
                                     -------

PRODUCTS                                       DESCRIPTION                       PRICE
---------------------------------------  --------------------------------------  -----
PathMill                                 Static Timing Analysis                   [*]
TimeMill                                 Dynamic, Event Driven Timing Simulator   [*]
PowerMill                                Dynamic, Event Driven Power Simulator    [*]

PATHMILL OPTIONS:
SFX                                      Synopsys Flow extension                  [*]
PFX                                      Programming and Formatting extension     [*]
DSX                                      Dynamic Simulation Extension             [*]
PMGA                                     PathMill Graphical Analyst               [*]

TIMEMILL OPTIONS
AVO                                      Analog Voltage Output                    [*]
MSX                                      Mixed Signal extension                   [*]
BCX                                      BiCMOS extension                         [*]
BDC                                      Block Delay Calculator                   [*]

POWERMILL OPTIONS
MSX                                      Mixed Signal extension                   [*]
BCX                                      BiCMOS extension                         [*]
PWGA                                     PowerMill Graphical Analyst              [*]

RAILMILL                                 IC Reliability                           [*]

RAILMILL OPTIONS
CHV                                      Chip Viewer                              [*]
MSX                                      Mixed Signal extension                   [*]
BCX                                      BiCMOS extension                         [*]
SNX                                      Signal Net extension                     [*]

ARCADIA                                  R/C Extraction
                                         Full Chip                                [*]
                                         Interactive Analysis II                  [*]

ARCADIA INTERACTIVE ANALYSIS II OPTIONS
C2X                                      Net by Net quasi 3D emp C                [*]
BCX                                      BiCMOS Extension                         [*]
RAPH                                     Raphael Interface                        [*]
LFDF                                     LEF/DEF Interface                        [*]

INTERFACES
Mentor                                   Falcon Framework Interface               [*]
Powerview                                Powerview Interface                      [*]

TRANSLATORS
EDIF                                     EDIF Netlist Reader                      [*]
LSIM                                     LSIM Netlist Reader                      [*]
Verilog                                  Verilog Netlist Reader                   [*]
VCD                                      VCD Vector Reader                        [*]

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

                                     GROUP B
                                     -------
AMPS          Performance/Power Optimizer                      [*]


                                     GROUP C
                                     -------

OEM PRODUCT:
Vertue        Co-Simulation                                    [*]
SimWave       Waveform display for viewing simulation vectors  [*]
VTRAN         Vector-Translator                                [*]
TurboWave     Waveform display for viewing simulation vectors  [*]
Rehosting     Configuration Change                             [*]

SUPPORT SERVICES
[*]  [*]
[*]  [*]
[*]
[*]  [*]
     [*]
[*]  [*]

See Exhibit C, Section IV for AMD Total Support Services Pricing Schedule

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
EXHIBIT C - PURCHASE AND ACQUISITION SCHEDULE


II.  PEAK DEMAND LICENSE REQUIREMENTS

Definition of Peak Demand License (PDL) option:

Add the following paragraphs:

EPIC will provide [*] PathMill, TimeMill and Arcadia and their associated options for the K6 and K7 programs exclusively with the following commitment criteria: AMD will pay a fee of [*] for access [*] and AMD will fund a PDL pool of licenses for [*]. For a total commitment of [*]. This is the summary of the commitment:

[*]
[*]
[*]

[*] option fee. This [*] use of the specified products is for the term from [*] for the K6 or K8 programs (not concurrent) and [*], for the K7 program. A condition for the [*] option and extension of the term is [*]. [*] is defined as [*] for the term of the agreement.
K8 has the option of participating, but not concurrently with the K6 program. This is a detailed list of the products covered under the [*] option.

[*]
[*]

[*]
[*]
[*]
[*]
[*]

[*]
[*]
[*]
[*]
[*]

[*]
[*]
[*]
[*]
[*]

License Ownership. Upon full payment to EPIC, AMD will own EPIC licenses equivalent [*]. Products may include any EPIC developed products in Group A of Exhibit A of the VPA. Not included are products in Group B and Group C and products [*]

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
[*]

PDL option fee. The PDL option fee will apply to all other groups outside of those covered under the [*] and for all AMD groups on products that are not specified in the unrestricted option.

Payment Schedules

[*] option fee. Shipment will consist of [*] of the defined list of [*] products with a key duration of [*] for the respective terms described in the "[*] option fee" section. Payment terms are net 30 days.

Payment Date       Payment Amount
------------       --------------
[*]                [*]
[*]                [*]
[*]                [*]
[*]                [*]
[*]                [*]

PDL option pool. PDL option pool is invoiced monthly based on usage report submitted by AMD.

Terms and conditions are covered under the AMD VPA Rev 1.8 and subsequent addendums. This offer expires September 30, 1996 and must be accepted and executed by AMD by September 30, 1996. [*] discount on cash payments on any part of the offer made by September 30, 1996.

Both parties acknowledge that they have read this Addendum to the VPA, understand it, and agree to be bound by its Terms and Conditions.

EPIC DESIGN TECHNOLOGY, INC.                  ADVANCED MICRO DEVICES, INC.


/s/John Yelinek                               /s/Pat Guerra
-----------------------------------           ----------------------------------
   John Yelinek                                  Pat Guerra
-----------------------------------           ----------------------------------
VP Domestic Sales                             Director, Corporate Procurement
-----------------------------------           ----------------------------------
Date:   9/27/96                               Date:   10/2/96
    -------------------------------               ------------------------------

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                                      -2-